UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2019

USCF FUNDS TRUST

(Exact name of registrant as specified in its charter)

Delaware	001-38152	38-7159729
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, California 94596
(510) 522-9600	(Address of principal executive offices) (Zip Code)
Registrant's telephone number,
including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Shares of United States 3x Oil Fund	USOU	NYSE Arca Equities, Inc.
Shares of United States 3x Short Oil Fund	USOD	NYSE Arca Equities, Inc.

Item 7.01. Regulation FD Disclosure.

The USCF Funds Trust (the “Registrant”), and United States 3x Oil Fund (“USOU”) and United States 3x Short Oil Fund (“USOD”), each a series of the Registrant, is filing this Current Report on Form 8-K/A to amend a Current Report on Form 8-K that the Registrant filed with the U.S. Securities and Exchange Commission on October 25, 2019 (the "Original 8-K"). The purpose of this Current Report on Form 8-K/A is to furnish amended monthly account statements for the month ended September 30, 2019 for each of the Registrant and USOU and USOD as required pursuant to Rule 4.22 under the Commodity Exchange Act. The financial statements that were furnished as Exhibit 99.1 to the Original 8-K did not account for a 1-for-2 reverse share split of the shares of USOD that went in effect after the close of trading on October 3, 2019. The amended monthly account statements, furnished as Exhibit 99.1 to this Current Report on Form 8-K/A, replace the monthly account statements filed with the Original 8-K in their entirety. The amended monthly account statements are presented in the form of Statements of Income (Loss) and Statements of Changes in Net Asset Value and also can be found on USOU's and USOD's website at www.uscfinvestments.com. The information furnished in this Current Report on Form 8-K/A, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Monthly Account Statements of the Registrant, USOU and USOD for the month ended September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USCF FUNDS TRUST
	By:	United States Commodity Funds LLC, its sponsor

Date: October 30, 2019	By:	/s/ Stuart P. Crumbaugh
	Name:	Stuart P. Crumbaugh
	Title:	Chief Financial Officer